Versus Capital Multi-Manager Real Estate Income Fund LLC

Summary Prospectus  /      December 22, 2011 (As Amended August 12, 2013)

Tickers:  F-Shares-VCMRX   /   I-Shares-VCMIX

Before you invest, you may want to review the prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at http://versuscapital.com.  You can also get information at no cost by calling 877.343.7916, or by sending an email request to info@versuscapital.com. The Fund’s current prospectus ("Prospectus") and the statement of additional information ("SAI"), both dated August 12, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.  The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.  Any capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

Investment Objectives

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objectives are capital preservation and long-term capital appreciation.

Principal Investment Strategies

The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities.  Under normal market conditions, the Fund will invest between 50% and 75% of its assets into investment funds (collectively, the “Investment  Funds”) that invest in real estate through entities that qualify as real estate investment trusts for federal income tax purposes under the Code (“REITs”) and in debt investments secured by real estate.  On an overall basis, approximately 90% of the Investment Fund assets will be held in REITs.  Furthermore, the Fund will limit its exposure to debt investments secured by real estate and held in Investment Funds that do not qualify as REITs, to less than 10% of its total assets.  Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date.  Additionally, the Fund will retain certain institutional asset managers (the “Investment  Managers”) to sub-advise between 25% and 50% of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”).  Under normal market conditions, the Fund will invest at least 80% of its assets in Real Estate-Related Investments. In certain extreme circumstances or market environments the Fund may reduce its investment in Real Estate-Related Investments and hold a larger position in cash or cash equivalents and/or deviate from the allocations ranges to Investment Funds and Investment Managers described above.  The Fund will not invest in Investment Funds that hold themselves out or otherwise operate as hedge funds.

Share Classes

As noted below, the Fund offers two classes of shares, Class F Shares (VCMRX) and Class I Shares (VCMIX) (collectively, the “Shares”).

Fees and Expenses

The following tables are intended to help you understand the various costs and expenses you will pay if you buy and hold Shares of the Fund.

	Class F Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	VCMRX	VCMRX
Maximum Sales Load (percentage of offering price)(1)	None	None
Maximum Sales Load on Reinvested Distributions	None	None
Maximum Early Withdrawal Charge	2.00%	None

	Class F Shares	Class I Shares
Annual Expenses (as a percentage of net assets)	VCMRX	VCMRX
Management Fees(2)	1.20%	1.20%
Distribution Fee(3)	0.75%	None
Other Expenses(4)	0.30%	0.30%
Acquired fund fees and expenses (Investment Funds)(5)	0.85%	0.85%
Total Annual Expenses	3.10%	2.35%

(1)    Investments are not subject to a Sales Load. See “Plan of Distribution” in the Prospectus.

(2)    The Management Fees include the quarterly Investment Management Fee paid to the Adviser at an annual rate of 0.95% of net asset value (“NAV”), which will accrue daily on the basis of the average daily NAV of the Fund.  Management fees also include fees and expenses of the Investment Managers in their capacity as sub-advisers.  That portion of the management fees, 0.25%, is based on the following assumptions: the anticipated weighted average proceeds of this offering over the fiscal year ending March 31, 2013 of approximately $375 million, a 30% allocation of the Fund’s assets to Approved Managers (see “List of Approved Managers” in the Prospectus) for direct investment into Real Estate Securities, which allocation was made in accordance with the Adviser’s targeted allocation, and the fees such Approved Managers will charge, based on their representations to the Adviser.  The management fees paid to an Investment Manager in its capacity as a sub-adviser will generally range from 0.60% to 1.00% of the allocable portion of the Fund’s assets managed by such Investment Manager. The Investment Management Fee paid to the Adviser and the management fees paid to the Investment Managers acting as sub-advisers will be paid out of the Fund’s assets.  The Fund is not obligated, by regulation or otherwise, to compensate Callan; the Adviser will pay Callan from its Investment Management Fee an annual fee of up to approximately 0.10% of NAV.  Because the Investment Management Fee and the management fees paid to the Investment Managers acting as sub-advisers are calculated based on the Fund’s NAV, they will reduce the NAV of the Fund.  The Investment Management Fee is payable in arrears on a quarterly basis.  The management fees paid to the Investment Managers acting as sub-advisers may be payable in arrears on a monthly or quarterly basis.  See “Management of the Fund – Adviser and Investment Management Fee” in the Prospectus.

(3)    The Class F Shares will pay to Foreside Funds Distributors LLC (the “Distributor”) and the Distributor may pay to its designee a Distribution Fee at an annual rate of 0.75%, which accrues on the basis of the average daily NAV of each shareholder’s Class F Shares.  So long as the Distribution Agreement remains in place, the Distribution Fee shall be payable in the full amount of 0.75%.  As such, the cumulative Distribution Fee may be higher than prevailing market rates.  The Distributor and/or its designee may transfer or reallow a portion of the Distribution Fee to certain participating broker-dealers. The Distribution Fee will begin to accrue daily.  The Distribution Fee is payable in arrears at the end of each fiscal quarter.  Prior to the Effective Date, no Distribution Fee accrued or was paid to the Distributor or the Selling Agents.  Because the Distribution Fee is calculated based on the Fund’s daily NAV of the Class F Shares, it reduces the NAV of the Class F Shares.   The Class I Shares are not subject to the Distribution Fee.  See “Plan of Distribution” in the Prospectus.

(4)    The Fund’s “Other Expenses” have been capped via an Expense Limitation Agreement with the Adviser.  That agreement limits the amount of expenses borne by the Fund during the fiscal year ending March 2014 to an amount not to exceed 0.30% per annum of the Fund’s net assets. There will be no recoupment of these expenses.  During fiscal year ending March 31, 2013, the expenses for the Fund were significantly less than those expressed within this table, due to the Adviser’s reimbursement of a significant portion the Other Expenses.  The Adviser shall not seek recoupment for payment of these expenses reimbursed during the fiscal year ending March 31, 2013.  Additionally there were no proxy expenses for the Fund over this fiscal period.  The Fund’s annual expense ratio will increase as the Fund’s asset level decreases.  See “Management of the Fund – Other Expenses of the Fund.”

(5)    Includes the fees and expenses of the Investment Funds, including REITs, in which the Fund intends to invest based on the following assumptions:  the anticipated weighted average proceeds of this offering over the fiscal year ending March 31, 2014 of approximately $375 million, a 70% allocation of the Fund’s assets to such Investment Funds in accordance with the Manager’s targeted allocation to such Investment Funds, and the fees and other expenses charged by such Investment Funds, based on the information provided by the institutional asset managers to such funds, all of which are Approved Managers.  These represent operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Fund will not invest in Investment Funds that charge performance fees.  The “Acquired fund fees and expenses” disclosed above are estimated based, in large part, on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.”  The fees and expenses associated with the Investment Funds currently range from 0.55% to 1.75% per annum of the average NAV of the Fund’s investment in such Investment Funds.

There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets to Investment Funds and the Investment Managers acting as sub-advisers. This conflict of interest arises because the amount of overall time, expense, and other resources expended to select and monitor sub-advisers may be less than what is expended to select and monitor underlying investment funds.  In the case of the Fund, if the overall time, expense and other resources expended by the Adviser to select and monitor Investment Managers acting as sub-advisers to the Fund is less than what the Adviser expends to select and monitor Investment Funds, the Adviser will have an incentive to allocate more of the Fund’s assets to Investment Managers.  The Adviser does not believe that its overall cost and expense will differ materially between selecting and monitoring Investment Managers acting as sub-advisers and Investment Funds.  Nevertheless, the Board of Directors of the Fund will have procedures in place to monitor this potential conflict of interest and any effect it may have on the Fund.

Examples of Expenses

The examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.  The examples assume that you invest $1,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The examples do not present actual expenses and should not be considered as representations of future expenses.

Class F Shares (VCMRX): After

1 Year	$ 33.00
3 Years	$ 94.85
5 Years	$ 159.19
10 Years	$ 331.57

Class I Shares (VCMIX): After

1 Year	$ 25.50
3 Years	$ 72.46
5 Years	$ 122.03
10 Years	$ 258.34

Portfolio Turnover

The Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account.  These costs, which are not reflected in the annual fund expenses or in the example, affect the Fund’s performance.  Because the Fund is newly organized and has not conducted business operations for a period of one year, the Fund has not yet recorded a portfolio turnover rate.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance.  Beginning with the fiscal year ended in March 31, 2013, certain information reflects the financial results for a single I Share and a single F Share of the Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Grant Thornton LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2013 Annual Report. To request the Fund’s 2013Annual Report, please call 855-653-7173.

	Year Ended	Period Ended	Period Ended
	March 31, 2013	March 31, 2012	March 31, 2013
	F-Share	F-Share(1)	I-Share(2)
Net Asset Value, Beginning of Period
Increase from operations:	$ 25.00	$ 25.00	$ 24.91
Net investment income(3)	1.00	0.00(6)	0.83(6)
Net gain from investment
(both realized and unrealized)	0.36	0.00	0.74
Total from operations	1.36	0.00	1.57
Less distributions:	(0.58)	0.00	(0.65)
Net Asset Value, End of Period	$ 25.78	$ 25.00	$ 25.83

Total return based on net asset value	5.48%	0.00%(5)	6.37%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 562	$ 475	$ 9,678
Ratio of gross expense to average net assets	30.66%	703.30%(4)	29.91%(4)
Ratio of net expense to average net assets	0.66%	0.00%(4)	0.17%(4)
Ratio of net investment income to average net assets	3.99%	0.10%(4)	4.48%(4)
Portfolio turnover rate	23.54%	0.00%(5)	23.54%

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(1)  Period form December 9, 2011 (Inception) to March 31, 2012.

(2)  The Fund began issuing Class I Shares on July 10, 2012.

(3)  Per share amounts are calculated using the average outstanding shares.

(4)  Annualized.

(5)   Not Annualized

(6)  Less than $0.005 per share

Principal Risks

Any of the investments made by the Fund can result in an investment loss, which may be significant.  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institutions, and are not federally insured by the Federal Deposit Insurance Company or any other governmental agency.  The principal risks of investing in the Fund, which risks could adversely affect the Fund’s net asset value or return, are:

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs.  The success of the Fund depends in large part upon the ability of the Adviser, with the assistance of Callan to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objectives.

Limited Operating History.  The Fund has limited operating history upon which prospective investors may evaluate the Fund’s potential performance.

The Fund is Non-Diversified.  The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Shareholders Will Have Only Limited Liquidity.  Shares do not trade in any public market or exchange.  With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the Fund’s LLC Agreement, liquidity will be provided only through quarterly repurchase offers of at least 5% of the outstanding shares of each share class per quarter.

Risk that the Fund Could Be Minimally Capitalized.  There is a risk that the amount of capital actually raised by the Fund in its Offering may be insufficient to achieve profitability and meet its investment objectives.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Restricted and Illiquid Investments Involve the Risk of Loss.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.   In addition, the Fund’s interests in the Investment Funds may be subject to substantial restrictions on transfer.

Business and Regulatory Risks of the Fund and of Investment Funds.  Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.   Risks of Investment Funds encompasses the possibility of loss due to Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment.

Investment Funds May Have Heavily Concentrated Investment Holdings.  An Investment Fund, from time to time, may invest a substantial portion of its assets in a particular property type, geographic location or securities instrument. The investment portfolios of these Investment Funds (and, in turn, the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument.  To the extent that the Fund’s investment portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund’s Returns.  The Fund’s investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market and may experience greater volatility during periods of challenging market conditions.

General Risks of the Investment Funds Investing in Real Estate.  The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in REITs.  Although the Adviser, Callan and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund’s investments, there can be no assurance that the entities in which the Fund invests, with the expectation that they will be taxed as REITs, will qualify as REITs. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities.  The Fund and Investment Funds may invest in real estate-related debt and real estate-related securities, which are subject to risk of loss and could have a material adverse effect on the Fund’s cash flow from operations and net asset value.

Fund Management

The Fund’s investment adviser is Versus Capital Advisors LLC (the Adviser), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  See “Management of the Fund – Adviser and Investment Management Fee” in the Prospectus.  The Adviser has engaged Callan Associates Inc. (“Callan”), a registered adviser under the Advisers Act, to act as the Fund’s investment sub-adviser.  Callan will assist the Adviser by providing research and opinions regarding institutional asset managers, as well as recommendations with regard to Investment Funds and Investment Managers for review and approval by the Adviser.  Callan provides research, education, decision support and advice to over 350 clients responsible for nearly $1.6 trillion in total assets.

Purchase & Sale of Shares

The Fund offers Shares continuously.  You may purchase Shares of the Fund from any Selling Agent by submitting an order to purchase Shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (each, a “Business Day”).  The Selling Agent can help you establish and maintain an account with such Selling Agent and purchase Shares of the Fund for such account.  The Fund has authorized one or more Selling Agents to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf.  Further, Selling Agents are authorized to designate other intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer. Once a Selling Agent has determined that your investment in the Fund is suitable for your investment profile, such Selling Agent shall submit a purchase order for Shares to the Fund’s Transfer Agent. The Fund will be deemed to have received a purchase or repurchase order when a Selling Agent or its authorized designee submits the order to the Fund’s Transfer Agent.  The Class F Shares and Class I Shares are offered at the prevailing NAV per share as of the business day that the request to purchase shares is received and accepted by or on behalf of the Fund.    Shareholders shall not pay a Sales Load for such shareholder’s investment in the Fund. The Fund expects to distribute Shares principally through these Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision.  You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.

The Fund is offering up to $750 million of its Shares.  The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of Shares by entering into agreements with other financial intermediaries, including third party securities dealers.  With regard to the Class F Shares, Distributor, together with any other broker or dealer contracted by the Distributor to sell Class F Shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”), will sell and distribute the Class F Shares.  The Distributor may pay, from its own resources, compensation to its affiliates’ financial advisers, as well as third party Selling Agents, in connection with the sale and distribution of the Class F Shares or ongoing servicing of clients with whom they have placed Class F Shares of the Fund.

The minimum initial investment in the Fund’s Class F Shares is $10,000, with a minimum subsequent investment of $2,000.  Such minimum investment values will be subject to waiver in the Adviser’s sole discretion.

The Class I Shares are available for purchase by: (i) those making a minimum investment of $1,000,000, (ii) banks, trust companies or similar financial institutions investing for their own account or for trust accounts for which they have authority to make investment decisions  (subject to certain limitations); (iii) directors, officers, and employees of the Adviser; and (iv) registered investment advisers purchasing Class I Shares on behalf of their clients where the registered investment advisers have executed a letter of intent acknowledging the intent to aggregate at least $1,000,000 in client Class I Shares purchases. There is no minimum for subsequent purchases of the Class I Shares. See “The Fund’s Share Classes” in the Prospectus.

Use of Proceeds

The proceeds of this initial offering of Shares will be up to $750,000,000.  There is no assurance that the Fund will raise such amount.  The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policy.  See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objectives and investment policy.

Tax Information

The Fund expects that on January 31st of each year, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

The Fund expects to distribute Shares principally through these Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision. You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.